UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025
DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)
(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8.01 - Other Events
DuPont de Nemours, Inc., is filing this Current Report on Form 8-K to recast the consolidated financial statements of the Registrant together with its consolidated subsidiaries (collectively “DuPont” or the “Company”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2025 (the “2024 Form 10-K”) to reflect the changes in the Company's reportable segments as described below.

Effective in the first quarter of 2025, in light of the Intended Electronics Separation, the Company realigned its management and reporting structure. This realignment resulted in a change in reportable segments in the first quarter of 2025 which changed the manner in which the Company reports financial results by segment, (the "2025 Segment Realignment"). As a result, commencing with the first quarter of 2025, the businesses to be separated as part of the Intended Electronics Separation are reported separately from the other businesses of DuPont. The new two segment reporting structure is described below:

•ElectronicsCo includes the businesses within the Semiconductor Technologies and Interconnect Solutions lines of business, as well as the electronics-related product lines previously within Industrial Solutions, including electronics polymers and perfluoroeasltomer materials and parts (Kalrez®).
•IndustrialsCo includes the businesses within the former Water & Protection segment, the healthcare and non-electronics businesses, including Vespel® parts and shapes, previously in Industrial Solutions and the Auto Adhesives & Fluids, MultibaseTM and Tedlar® businesses, previously within Corporate & Other.

The Company has revised the following portions of the 2024 Form 10-K to reflect the changes to the reportable segments:
•Part 1, Item 1. Business
•Part 1, Item 1. Properties
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 8. Financial Statements and Supplementary Data

Except as specifically set forth herein as required to reflect the change in the Company's reporting structure, this filing does not purport to update for any other information, developments, transactions, risks or any other known trends, events or uncertainties that have arisen since the Company’s 2024 Form 10-K was filed on February 14, 2025 or are otherwise known to management. More current information regarding events subsequent to the Company filing its 2024 Form 10-K on February 14, 2025 is contained in the Company’s first quarterly report on Form 10-Q for the period ended March 31, 2025, filed with the SEC on May 2, 2025, (“2025 Q1 Form 10-Q”) and other SEC filings made subsequent to the filing of the 2024 Form 10-K. This Form 8-K should be read in conjunction with the Company’s 2024 Annual Report on Form 10-K and those other subsequent filings with the SEC, including its 2025 Q1 Form 10-Q. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and its expectations that have occurred since the filing of the Company’s 2024 Form 10-K. The information contained herein is not an amendment to, or a restatement of, the Company’s 2024 Form 10-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this report on Form 8-K.

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part I, Item 1. Business, Item 2. Properties, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 in each case revised solely to reflect the change in segment reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: May 2, 2025

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller
City:	Wilmington
State:	Delaware

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part I, Item 1. Business, Item 2, Properties, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 in each case revised solely to reflect the change in segment reporting.